UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or §240.14a-12
KELLOGG COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF CHANGE OF LOCATION
OF THE ANNUAL MEETING OF SHAREOWNERS
TO BE HELD APRIL 24, 2020

TO THE SHAREOWNERS OF KELLOGG COMPANY:

Due to the public health impact of the coronavirus outbreak (COVID-19), NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareowners of Kellogg Company to be held on Friday, April 24, 2020 at 1:00 p.m. Eastern Time, has been changed to a virtual meeting. You will not be able to attend the Annual Meeting in person this year.
Virtual meeting date:     Friday, April 24, 2020
Virtual meeting time:    1:00 p.m. ET
Virtual meeting link:     www.virtualshareholdermeeting.com/K2020
As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareowner as of the close of business on February 28, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker, or nominee. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/K2020 (the “Annual Meeting Website”), you must enter the 16-digit control number found on your proxy card, voting instruction form or notice you previously received. You may vote your shares and submit your questions during the Annual Meeting by following the instructions available on the Annual Meeting Website during the meeting. If you do not have access to the internet and are interested in attending, please contact Kellogg Investor Relations at (269) 961-2800 or (877) 910-5385.
Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote shares in connection with the Annual Meeting.
Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. Shareowners who have sent in proxies or voted via telephone or internet do not need to take any further action. Any shareowner who has not yet voted on the day of the Annual Meeting may do so by clicking on the voting button on the Annual Meeting Website and following the applicable voting instructions.
By Order of the Board of Directors,
Gary Pilnick
Vice Chairman, Corporate Development, Chief Legal Officer, and Secretary

March 27, 2020

Availability of Proxy Materials for the 2020 Annual Meeting of Shareowners. The Proxy Statement, and the Annual Report, including Form 10-K, are available at https://investor.kelloggs.com.